Exhibit (h.6)

Schedule A

Funds

iShares, Inc.

iShares Asia/Pacific Dividend ETF
iShares Core MSCI Emerging Markets ETF
iShares Currency Hedged MSCI Emerging Markets ETF
iShares Edge MSCI Min Vol Emerging Markets ETF
iShares Edge MSCI Min Vol Global ETF
iShares Edge MSCI Multifactor Emerging Markets ETF
iShares Emerging Markets Dividend ETF
iShares Emerging Markets High Yield Bond ETF
iShares ESG MSCI EM ETF
iShares International High Yield Bond ETF
iShares J.P. Morgan EM Corporate Bond ETF
iShares J.P. Morgan EM Local Currency Bond ETF
iShares MSCI Australia ETF
iShares MSCI Austria ETF
iShares MSCI Belgium ETF
iShares MSCI Brazil ETF
iShares MSCI BRIC ETF
iShares MSCI Canada ETF
iShares MSCI Chile ETF
iShares MSCI Colombia ETF
iShares MSCI Emerging Markets Asia ETF
iShares MSCI Emerging Markets ETF
iShares MSCI Emerging Markets ex China ETF
iShares MSCI Emerging Markets Small-Cap ETF
iShares MSCI Eurozone ETF
iShares MSCI France ETF
iShares MSCI Frontier 100 ETF
iShares MSCI Germany ETF
iShares MSCI Global Agriculture Producers ETF
iShares MSCI Global Energy Producers ETF
iShares MSCI Global Gold Miners ETF
iShares MSCI Global Metals & Mining Producers ETF
iShares MSCI Global Silver Miners ETF
iShares MSCI Hong Kong ETF
iShares MSCI Israel ETF
iShares MSCI Italy ETF
iShares MSCI Japan ETF
iShares MSCI Japan Small-Cap ETF
iShares MSCI Malaysia ETF
iShares MSCI Mexico ETF
iShares MSCI Netherlands ETF

iShares MSCI Pacific ex Japan ETF
iShares MSCI Russia ETF
iShares MSCI Singapore ETF
iShares MSCI South Africa ETF
iShares MSCI South Korea ETF
iShares MSCI Spain ETF
iShares MSCI Sweden ETF
iShares MSCI Switzerland ETF
iShares MSCI Taiwan ETF
iShares MSCI Thailand ETF
iShares MSCI Turkey ETF
iShares MSCI USA Equal Weighted ETF
iShares MSCI World ETF
iShares US & Intl High Yield Corp Bond ETF
iShares Trust

iShares 0-5 Year High Yield Corporate Bond ETF
iShares 0-5 Year Investment Grade Corporate Bond ETF
iShares 0-5 Year TIPS Bond ETF
iShares 1-3 Year International Treasury Bond ETF
iShares 1-3 Year Treasury Bond ETF
iShares 3-7 Year Treasury Bond ETF
iShares 7-10 Year Treasury Bond ETF
iShares 10-20 Year Treasury Bond ETF
iShares 20+ Year Treasury Bond ETF
iShares Aaa - A Rated Corporate Bond ETF
iShares Adaptive Currency Hedged MSCI EAFE ETF
iShares Agency Bond ETF
iShares Asia 50 ETF
iShares Broad USD High Yield Corporate Bond ETF
iShares Broad USD Investment Grade Corporate Bond ETF
iShares California Muni Bond ETF
iShares China Large-Cap ETF
iShares CMBS ETF
iShares Cohen & Steers REIT ETF
iShares Convertible Bond ETF
iShares Core 1-5 Year USD Bond ETF
iShares Core 5-10 Year USD Bond ETF
iShares Core 10+ Year USD Bond ETF
iShares Core Aggressive Allocation ETF
iShares Core Conservative Allocation ETF
iShares Core Dividend Growth ETF
iShares Core Growth Allocation ETF
iShares Core High Dividend ETF

iShares Core International Aggregate Bond ETF
iShares Core Moderate Allocation ETF
iShares Core MSCI EAFE ETF
iShares Core MSCI Europe ETF
iShares Core MSCI International Developed Markets ETF
iShares Core MSCI Pacific ETF
iShares Core MSCI Total International Stock ETF
iShares Core S&P 500 ETF
iShares Core S&P Mid-Cap ETF
iShares Core S&P Small-Cap ETF
iShares Core S&P Total U.S. Stock Market ETF
iShares Core S&P U.S. Growth ETF
iShares Core S&P U.S. Value ETF
iShares Core Total USD Bond Market ETF
iShares Core U.S. Aggregate Bond ETF
iShares Core U.S. REIT ETF
iShares Currency Hedged JPX-Nikkei 400 ETF
iShares Currency Hedged MSCI ACWI ex U.S. ETF
iShares Currency Hedged MSCI Australia ETF
iShares Currency Hedged MSCI Canada ETF
iShares Currency Hedged MSCI EAFE ETF
iShares Currency Hedged MSCI EAFE Small-Cap ETF
iShares Currency Hedged MSCI Eurozone ETF
iShares Currency Hedged MSCI Germany ETF
iShares Currency Hedged MSCI Italy ETF
iShares Currency Hedged MSCI Japan ETF
iShares Currency Hedged MSCI Mexico ETF
iShares Currency Hedged MSCI South Korea ETF
iShares Currency Hedged MSCI Spain ETF
iShares Currency Hedged MSCI Switzerland ETF
iShares Currency Hedged MSCI United Kingdom ETF
iShares Cybersecurity and Tech ETF
iShares Dow Jones U.S. ETF
iShares Edge High Yield Defensive Bond ETF
iShares Edge Investment Grade Enhanced Bond ETF
iShares Edge MSCI Intl Momentum Factor ETF
iShares Edge MSCI Intl Quality Factor ETF
iShares Edge MSCI Intl Size Factor ETF
iShares Edge MSCI Intl Value Factor ETF
iShares Edge MSCI Min Vol EAFE ETF
iShares Edge MSCI Min Vol Europe ETF
iShares Edge MSCI Min Vol Japan ETF
iShares Edge MSCI Min Vol USA ETF
iShares Edge MSCI Min Vol USA Small-Cap ETF
iShares Edge MSCI Multifactor Global ETF
iShares Edge MSCI Multifactor Intl ETF

iShares Edge MSCI Multifactor Intl Small-Cap ETF
iShares Edge MSCI Multifactor USA ETF
iShares Edge MSCI Multifactor USA Mid-Cap ETF
iShares Edge MSCI Multifactor USA Small-Cap ETF
iShares Edge MSCI USA Momentum Factor ETF
iShares Edge MSCI USA Quality Factor ETF
iShares Edge MSCI USA Size Factor ETF
iShares Edge MSCI USA Value Factor ETF
iShares Edge U.S. Fixed Income Balanced Risk ETF
iShares Emerging Markets Infrastructure ETF
iShares ESG 1-5 Year USD Corporate Bond ETF
iShares ESG MSCI EAFE ETF
iShares ESG MSCI USA ETF
iShares ESG MSCI USA Leaders ETF
iShares ESG MSCI USA Small-Cap ETF
iShares ESG U.S. Aggregate Bond ETF
iShares ESG USD Corporate Bond ETF
iShares Europe Developed Real Estate ETF
iShares Europe ETF
iShares Expanded Tech Sector ETF
iShares Expanded Tech-Software Sector ETF
iShares Exponential Technologies ETF
iShares Fallen Angels USD Bond ETF
iShares Floating Rate Bond ETF
iShares Focused Value Factor ETF
iShares Genomics Immunology and Healthcare ETF
iShares Global 100 ETF
iShares Global Clean Energy ETF
iShares Global Comm Services ETF
iShares Global Consumer Discretionary ETF
iShares Global Consumer Staples ETF
iShares Global Energy ETF
iShares Global Financials ETF
iShares Global Green Bond ETF
iShares Global Healthcare ETF
iShares Global Industrials ETF
iShares Global Infrastructure ETF
iShares Global Materials ETF
iShares Global REIT ETF
iShares Global Tech ETF
iShares Global Timber & Forestry ETF
iShares Global Utilities ETF
iShares GNMA Bond ETF
iShares Government/Credit Bond ETF
iShares High Yield High Beta ETF

iShares High Yield Low Beta ETF
iShares iBonds 2021 Term High Yield and Income ETF
iShares iBonds 2022 Term High Yield and Income ETF
iShares iBonds 2023 Term High Yield and Income ETF
iShares iBonds 2024 Term High Yield and Income ETF
iShares iBonds 2025 Term High Yield and Income ETF
iShares iBonds Dec 2019 Term Corporate ETF
iShares iBonds Dec 2020 Term Corporate ETF
iShares iBonds Dec 2021 Term Corporate ETF
iShares iBonds Dec 2021 Term Muni Bond ETF
iShares iBonds Dec 2022 Term Corporate ETF
iShares iBonds Dec 2022 Term Muni Bond ETF
iShares iBonds Dec 2023 Term Corporate ETF
iShares iBonds Dec 2023 Term Muni Bond ETF
iShares iBonds Dec 2024 Term Corporate ETF
iShares iBonds Dec 2024 Term Muni Bond ETF
iShares iBonds Dec 2025 Term Corporate ETF
iShares iBonds Dec 2025 Term Muni Bond ETF
iShares iBonds Dec 2026 Term Corporate ETF
iShares iBonds Dec 2026 Term Muni Bond ETF
iShares iBonds Dec 2027 Term Corporate ETF
iShares iBonds Dec 2027 Term Muni Bond ETF
iShares iBonds Dec 2028 Term Corporate ETF
iShares iBonds Dec 2028 Term Muni Bond ETF
iShares iBonds Dec 2029 Term Corporate ETF
iShares iBonds Mar 2020 Term Corporate ETF
iShares iBonds Mar 2023 Term Corporate ETF
iShares iBonds Mar 2020 Term Corporate ex-Financials ETF
iShares iBonds Mar 2023 Term Corporate ex-Financials ETF
iShares iBonds Sep 2020 Term Muni Bond ETF
iShares iBoxx $ High Yield Corporate Bond ETF
iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares India 50 ETF
iShares Intermediate Government/Credit Bond ETF
iShares Intermediate-Term Corporate Bond ETF
iShares International Developed Property ETF
iShares International Developed Real Estate ETF
iShares International Dividend Growth ETF
iShares International Preferred Stock ETF
iShares International Select Dividend ETF
iShares International Treasury Bond ETF
iShares J.P. Morgan USD Emerging Markets Bond ETF
iShares JPX-Nikkei 400 ETF
iShares Latin America 40 ETF
iShares Long-Term Corporate Bond ETF

iShares MBS ETF
iShares Micro-Cap ETF
iShares Morningstar Large-Cap ETF
iShares Morningstar Large-Cap Growth ETF
iShares Morningstar Large-Cap Value ETF
iShares Morningstar Mid-Cap ETF
iShares Morningstar Mid-Cap Growth ETF
iShares Morningstar Mid-Cap Value ETF
iShares Morningstar Multi-Asset Income ETF
iShares Morningstar Small-Cap ETF
iShares Morningstar Small-Cap Growth ETF
iShares Morningstar Small-Cap Value ETF
iShares Mortgage Real Estate ETF
iShares MSCI ACWI ETF
iShares MSCI ACWI ex U.S. ETF
iShares MSCI ACWI Low Carbon Target ETF
iShares MSCI All Country Asia ex Japan ETF
iShares MSCI Argentina and Global Exposure ETF
iShares MSCI Brazil Small-Cap ETF
iShares MSCI China A ETF
iShares MSCI China ETF
iShares MSCI China Small-Cap ETF
iShares MSCI Denmark ETF
iShares MSCI EAFE ETF
iShares MSCI EAFE Growth ETF
iShares MSCI EAFE Small-Cap ETF
iShares MSCI EAFE Value ETF
iShares MSCI Europe Financials ETF
iShares MSCI Europe Small-Cap ETF
iShares MSCI Finland ETF
iShares MSCI Germany Small-Cap ETF
iShares MSCI Global Impact ETF
iShares MSCI India ETF
iShares MSCI India Small-Cap ETF
iShares MSCI Indonesia ETF
iShares MSCI Ireland ETF
iShares MSCI Japan Equal Weighted ETF
iShares MSCI Japan Value ETF
iShares MSCI KLD 400 Social ETF
iShares MSCI Kokusai ETF
iShares MSCI New Zealand ETF
iShares MSCI Norway ETF
iShares MSCI Peru ETF
iShares MSCI Philippines ETF
iShares MSCI Poland ETF

iShares MSCI Qatar ETF
iShares MSCI Saudi Arabia ETF
iShares MSCI UAE ETF
iShares MSCI United Kingdom ETF
iShares MSCI United Kingdom Small-Cap ETF
iShares MSCI USA ESG Select ETF
iShares Nasdaq Biotechnology ETF
iShares National Muni Bond ETF
iShares New York Muni Bond ETF
iShares North American Natural Resources ETF
iShares North American Tech-Multimedia Networking ETF
iShares PHLX Semiconductor ETF
iShares Preferred and Income Securities ETF
iShares Residential Real Estate ETF
iShares Robotics and Artificial Intelligence Multisector ETF
iShares Russell 1000 ETF
iShares Russell 1000 Growth ETF
iShares Russell 1000 Pure U.S. Revenue ETF
iShares Russell 1000 Value ETF
iShares Russell 2000 ETF
iShares Russell 2000 Growth ETF
iShares Russell 2000 Value ETF
iShares Russell 2500 ETF
iShares Russell 3000 ETF
iShares Russell Mid-Cap ETF
iShares Russell Mid-Cap Growth ETF
iShares Russell Mid-Cap Value ETF
iShares Russell Top 200 ETF
iShares Russell Top 200 Growth ETF
iShares Russell Top 200 Value ETF
iShares S&P 100 ETF
iShares S&P 500 Growth ETF
iShares S&P 500 Value ETF
iShares S&P Mid-Cap 400 Growth ETF
iShares S&P Mid-Cap 400 Value ETF
iShares S&P Small-Cap 600 Growth ETF
iShares S&P Small-Cap 600 Value ETF
iShares Select Dividend ETF
iShares Self-Driving EV and Tech ETF
iShares Short-Term Corporate Bond ETF
iShares Short-Term National Muni Bond ETF
iShares Short Treasury Bond ETF
iShares TIPS Bond ETF
iShares Transportation Average ETF
iShares Treasury Floating Rate Bond ETF iShares U.S. Aerospace & Defense ETF

iShares U.S. Basic Materials ETF
iShares U.S. Broker-Dealers & Securities Exchanges ETF
iShares U.S. Consumer Goods ETF
iShares U.S. Consumer Services ETF
iShares U.S. Dividend and Buyback ETF
iShares U.S. Energy ETF
iShares U.S. Financial Services ETF
iShares U.S. Financials ETF
iShares U.S. Healthcare ETF
iShares U.S. Healthcare Providers ETF
iShares U.S. Home Construction ETF
iShares U.S. Industrials ETF
iShares U.S. Infrastructure ETF
iShares U.S. Insurance ETF
iShares U.S. Medical Devices ETF
iShares U.S. Oil & Gas Exploration & Production ETF
iShares U.S. Oil Equipment & Services ETF
iShares U.S. Pharmaceuticals ETF
iShares U.S. Real Estate ETF
iShares U.S. Regional Banks ETF
iShares U.S. Technology ETF
iShares U.S. Telecommunications ETF
iShares U.S. Treasury Bond ETF
iShares U.S. Utilities ETF
iShares Yield Optimized Bond ETF
iShares U.S. ETF Trust

iShares Bloomberg Roll Select Commodity Strategy ETF
iShares Commodities Select Strategy ETF
iShares Evolved U.S. Consumer Staples ETF
iShares Evolved U.S. Discretionary Spending ETF
iShares Evolved U.S. Financials ETF
iShares Evolved U.S. Healthcare Staples ETF
iShares Evolved U.S. Innovative Healthcare ETF
iShares Evolved U.S. Media and Entertainment ETF
iShares Evolved U.S. Technology ETF
iShares Gold Strategy ETF
iShares Inflation Hedged Corporate Bond ETF
iShares Interest Rate Hedged Corporate Bond ETF
iShares Interest Rate Hedged Emerging Markets Bond ETF
iShares Interest Rate Hedged High Yield Bond ETF
iShares Interest Rate Hedged Long-Term Corporate Bond ETF
iShares Short Maturity Bond ETF
iShares Short Maturity Municipal Bond ETF iShares Ultra Short-Term Bond ETF

Approved by the Board of Trustees of iShares Trust and iShares U.S. ETF Trust and the Board of Directors of iShares, Inc. on September 12-13, 2019.